Exhibit 99.2

Empowering Mexico’s Underserved SMEs Investor Presentation August 2022

2 Disclaimer GENERAL This presentation (together with oral statements made in connection herewith, this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination among Covalto Ltd . (together with its subsidiaries, the “Company”) and LIV Capital Acquisition Corp . II (“LIVB”) and related transactions (the “Proposed Business Combination”) and for no other purpose . By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally during this Presentation is confidential, that you will not distribute, disclose and use such information for any purpose other than for the purpose of your firm’s participation in the potential financing, that you will not distribute, disclose or use such information in any way detrimental to the Company or LIVB, and that you will return to the Company and LIVB, delete or destroy this Presentation upon request . No representations or warranties, express or implied are given in, or in respect of the accuracy or completeness of, this Presentation or any other information (whether written or oral) that has been or will be provided to you . You are also being advised that the U . S . securities laws restrict persons with material non - public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information . To the fullest extent permitted by law, in no circumstances will LIVB, the Company or any of their respective subsidiaries, security holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith . In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of the Company or the Proposed Business Combination . Viewers of this Presentation should each make their own evaluation of the Company and of the relevance and adequacy of the information and should make such other investigations as they deem necessary . Nothing herein should be construed as legal, financial, tax or other advice . You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein . The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs . If the Proposed Business Combination is pursued, LIVB will be required to file a registration statement (which will include a proxy statement/prospectus of LIVB) and other relevant documents with the Securities and Exchange Commission (“SEC”) . Shareholders and other interested persons are urged to read the registration statement and any other relevant documents filed with the SEC when they become available because they will contain important information about LIVB, the Company and the Proposed Business Combination . Shareholders will be able to obtain a free copy of the registration statement (when filed), as well as other filings containing information about LIVB, the Company and the Proposed Business Combination, without charge, at the SEC’s website located at www . sec . gov . LIVB, the Company and their directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from LIVB’s shareholders in respect of the Proposed Business Combination and the other matters set forth in the registration statement . Information regarding LIVB’s directors and executive officers is available under the heading “Management” in its final prospectus, filed with the SEC on February 7 , 2022 and its Form 8 - K (relating to Item 5 . 02 ) filed on July 1 , 2022 . Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement relating to the Proposed Business Combination when it becomes available . NO OFFER OR SOLICITATION This Presentation relates to the potential financing of a portion of the Proposed Business Combination through a private placement of LIVB’s ordinary shares . This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934 , as amended . This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . Any offering of securities (the “Securities”) will not be registered under the Securities Act of 1933 , as amended (the “Securities Act”), and will be offered as a private placement to a limited number of qualified institutional buyers, institutional “accredited investors” as defined in Rule 501 (a)(l), (2), (3), (7) or (8) under the Securities Act, “qualified institutional buyers” as defined in Rule 144 A under the Securities Act and “Institutional Accounts” as defined in FINRA Rule 4512 (c) . Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act . Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act . The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued . Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time . Neither the Company nor LIVB is making an offer of the Securities in any state where the offer is not permitted . NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS ACCURATE OR COMPLETE . INDUSTRY AND MARKET DATA Although all information and opinions expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, the Company and LIVB have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness . Some data is also based on the good faith estimates of the Company and LIVB, which are derived from their respective reviews of internal sources as well as the independent sources described above . None of LIVB, the Company, their respective affiliates, or any third parties that provide information to LIVB, the Company, and their respective affiliates, such as market research firms, is responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content . LIVB and the Company may have supplemented such information where necessary, taking into account publicly available information about other industry participants and the Company's management's best view as to information that is not publicly available . TRADEMARKS AND TRADE NAMES

3 Disclaimer FORWARD - LOOKING STATEMENTS All statements other than statements of historical facts contained in this Presentation are forward - looking statements . Forward - looking statements may generally be identified by the use of words such as “believe,” “may,” “will . ” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share . These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the Company’s and LIVB’s management and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material . Many actual events and circumstances are beyond the control of the Company and LIVB . These forward - looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions : the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the shareholders of the Company or LIVB is not obtained ; the failure to realize the anticipated benefits of the Proposed Business Combination ; risks relating to the uncertainty of the projected financial information with respect to the Company ; risks related to the development and commercialization of the Company’s technology and the timing and achievement of expected business milestones ; the effects of competition on the Company’s business ; the amount of redemption requests made by LIVB’s public shareholders ; the ability of LIVB or the combined company to issue equity or equity - linked securities or obtain debt financing in connection with the Proposed Business Combination or in the future and those factors discussed in LIVB’s final prospectus and 10 - Q, filed with the SEC on February 7 , 2022 and May 12 , 2022 , respectively , under the heading “Risk Factors,” and other documents of LIVB filed, or to be filed, with the SEC . If any of these risks materialize or LIVB’s or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements . There may be additional risks that neither LIVB nor the Company presently know or that LIVB and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . In addition, forward - looking statements reflect LIVB’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this Presentation . LIVB and the Company anticipate that subsequent events and developments will cause LIVB’s and the Company’s assessments to change . However, while LIVB and the Company may elect to update these forward - looking statements at some point in the future, LIVB and the Company specifically disclaim any obligation to do so . These forward - looking statements should not be relied upon as representing LIVB’s and the Company’s assessments as of any date subsequent to the date of this Presentation . Accordingly, undue reliance should not be placed upon the forward - looking statements . PRELIMINARY FINANCIAL INFORMATION This presentation includes the Company's preliminary estimated unaudited financial results for 2021 . The financial information for 2021 is unaudited and reflects the Company's estimates based on the most current information available to management . The estimates are preliminary, subject to completion of the Company's financial closing procedures and may be revised as a result of management’s further review of the results . During the course of the preparation of the Company's 2021 consolidated financial statements, the Company may identify items that require material adjustments to the preliminary estimated financial information in this Presentation . These preliminary estimated financial results are not a comprehensive statement of the Company's financial results for 2021 , and the Company's actual results may differ materially from these estimates as a result of the completion of the Company's financial closing procedures, final adjustments, the audit and other developments that may arise between now and the time the financial results for 2021 are finalized . PRO FORMA FINANCIAL INFORMATION This presentation contains unaudited pro forma financial information reflecting the Company’s acquisition of Banco Finterra S . A . , Institución de Banca Multiple (“Banco Finterra”) . Such financial information has not been audited, reviewed or verified by any independent accounting firm . The inclusion of pro forma financial information in this presentation should not be regarded as a representation or warranty by the Company or any other person as to the accuracy or completeness of such information’s portrayal of the financial condition or results of operations of Banco Finterra ; is not intended to represent or be indicative of the results of operations or financial position that the Company would have reported had the acquisition of Banco Finterra been completed as of the dates and for the periods presented herein ; and should not be taken as representative of the Company’s results of operations or financial condition following the completion of the transactions described in this presentation . USE OF PROJECTIONS This Presentation contains projected financial information with respect to the Company . Such projected financial information constitutes forward - looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant technical, business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . See the “Forward - Looking Statements” paragraph above for a description of many of such risks and uncertainties . Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved . Neither LIVB’s nor the Company’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation . FINANCIAL INFORMATION; NON - GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and reflects the pro forma results of the Company . Further, the financial information does not conform to Regulation S - X promulgated under the Securities Act . Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus or registration statement to be filed by LIVB with the SEC . Some of the financial information and data contained in this Presentation, such as Adjusted Net

4 Alex Rossi CEO & Chairman David Poritz Co - Founder & Co - CEO Eduardo Mendoza CFO Today’s Presenters 4 • Founded in 2000, LIV Capital is a leading Private Equity firm in the Mexican market • LIV Capital Acquisition Corp. II (“LIVB”) is the firm’s second blank check company, which raised US$114.5M via its IPO in February 2022 • In 2021, t he firm successfully closed a business combination between LIV Capital Acquisition Corp. I (“LIVK”) and Agile Thought Inc. ( Nasdaq:AGIL ) , a leading provider of digital transformation services

Convergence of Financial Services an d Technology Proven high - growth business model with attractive unit economics Unique tech & data advantage – +540mm e - invoices Cov alto is fully aligned with LIVB’s investment thesis 5 First - mover advantage – only Mexican fintech with a bank charter Underserved sector 5mm SMEs in Mexico 1 Institutional investor base and experienced management team 1. INEGI

6 ▪ Covalto and LIVB merger with a pro forma fully diluted enterprise value of $547mm 1 ▪ Post - closing entity Covalto to remain listed on the Nasdaq under ticker CVTO ▪ Expected closing Q1 2023 ▪ The transaction will be accompanied by a committed financing of $60 million, $30 million of which has already been funded and $30 million from LIV Capital which will be funded following the announcement ▪ 100% consideration in the form of roll over shares to existing Covalto shareholders ▪ Additional earn - out for existing shareholders: 2.5 million shares, of which 50% are delivered at the $13.50 threshold and 50% are delivered at the $17.50 threshold ▪ Assuming no redemptions, pro forma ownership will be 65% existing Covalto shareholders, 10% mandatorily convertible note holders, 16% SPAC public shareholders, 4% SPAC founder shares and 5% ESOP ▪ Founders and current Covalto management will continue to run the company providing continuity and focus on long - term value creation ▪ LIVB entitled to appoint 1 independent director of the Board of Directors of the post - closing company 1. Refer to page 7 for further detail. Transaction Overview Transaction Description Transaction Structure 1 Pro Forma Ownership 1 6 Governance

Transaction Structure

Sources & Uses

$ mm

Cash in Trust[1]	$116.8
Mandatorily Convertible Notes[2]	$59.8
Total Sources	**$176.6**
Cash to Balance Sheet	$163.6
Estimated Transaction Fees	$13.0
Total Uses	**$176.6**

Illustrative Pro Forma Capitalization

$ mm (except per share)

Share Price at Close	$10.0
Pro Forma Shares Outstanding[3]	70.3
Pro Forma Equity Value	**$703**
(+) Corporate Debt[4]	$8
(-) Cash to Balance Sheet	($164)
Pro Forma Total Enterprise Value	**$547**
Enterprise Value / 2023E Total Revenue	5.5x

Illustrative Post-Transaction Ownership Breakdown



65%
16%
10%
4%
5%
Rolled Equity from Existing Investors[5]
Public SPAC Shareholders
Mandatorily Convertible Notes
SPAC Sponsors
ESOP[6]

$547mm Pro Forma Total Enterprise Value

5.5x 2023E Total Revenue

16% Public LIVB SPAC Shareholders'[1] Ownership[3]

Closing Expected Q1 2023[7]

Note: Please refer to "Disclaimer" on Slides 2-3 including under the headers "Forward-Looking Statements", "Use of Projections", "Pro Forma Financial Information" and "Financial information; Non-GAAP financial Measures" for the disclaimer regarding the forecasts and projections included in this presentation.

Note: Transaction includes a Seller Earn-Out of 2.5mm shares (50% will vest only if the VWAP of the post-combination company ordinary shares exceeds $13.50 for 20 trading days within any 30-trading day period occurring no later than the fifth anniversary of the Closing; and 50% will vest only if the VWAP of the post-combination company ordinary shares exceeds $17.50 for 20 trading days within any 30-trading day period occurring no later than the fifth anniversary of the Closing).

1. Assumes no redemptions. Actual results may vary
2. Proceeds from mandatorily convertible notes received prior to Closing, including $30mm anchor investment by LIV Capital
3. Excludes public warrants, seller earn-out shares, and newly approved ESOP shares vesting based on share price performance
4. Includes $8mm from BLaO, excludes $203mm in secured and operating debt
5. Includes full conversion of other existing convertible notes and full exercise of existing warrants
6. Only includes non-milestone-based ESOP allocated at the time of the execution of the business combination agreement
7. Subject to customary regulatory approvals

7

Empowering Mexico’s Underserved SMEs

9 The Covalto Opportunity Stable and Underserved Market Mexico represents a unique opportunity as the second largest US trade partner with the most stable currency in LatAm, paired with extremely low credit penetration for SMEs Best - in - Class Credit Performance Unique technology leveraging powerful e - invoice and tax data enabling best - in - class risk management 9 Attractive Financial Profile High - growth, high attachment products with compelling unit economics Full Banking Charter Only fintech with a fully regulated banking license delivering access to low - cost funding supporting a diversified product suite Customer Experience Redefined by Technology Superior product delivery model purpose - built for SMEs

10 • We developed a data and technology platform using e - invoice and digital tax data to underwrite and service SMEs at scale • We introduced a multi - product offering to address the full spectrum of SME financial needs • We built low - cost acquisition channels via B2B embedded partnerships with Uber Eats and Monsanto , and solidified our direct channel • We acquired a bank to halve our funding costs, add new revenue streams and better serve business customers • We continue to expand our product offering by introducing trade finance and a corporate credit card Full - Stack Operating System for Mexican SMEs 10

$0.1 $0.8 $4.0 $15.6 $50.2 $107.8 $139.8 $352.7 $468.0 A Track Record of Successful Product Development and M&A 11 Cumulative Origination 2 Products Acquisitions Secured Business Loans Equipment Leases Embedded Finance Credit Card 1 Trade Finance Acquisition Acquisition Unsecured Business Loans 2015 2017 2018 2020 2021 2016 2019 2022 1. Credit Card launched in beta mode, expecting full launch through the bank in September 2022 2. Financial information for the 2021 year is unaudited pro forma financial information, giving effect to the Company’s acquisition of Banco Finterra as if it occurred on January 1, 2021. May not be indicative of actual or future results. Savings Accounts $ mm

12 12 Note: Fixed exchange rate of $20 MXN/USD for projected revenue figures; 2017 - 2020 revenue exclude Banco Finterra . 2021 financial information is from preliminary estimated unaudited financial statements for 2021, which are based on currently available information and subject to completion of financial closing procedures and the audit. Actual 2021 financial information may differ materially from these preliminary estimates pending completion of financial closing procedures and the audit. Projected data based upon Management good faith targets and are subject to significant risks. Financial information for the 2021 year is unaudited pro forma financial information, giving effect to the Company’s acquisition of Banco Finterra as if it occurred on January 1, 2021. May not be indicative of actual or future results. $0.1 $0.6 $1.4 $8.8 $19.9 $24.1 $39.9 $64.5 $100.0 2015A 2016A 2017A 2018A 2019A 2020A 2021P 2022E 2023E Note: Please refer to "Disclaimer" on Slides 2 - 3 including under the headers "Forward - Looking Statements", "Use of Projections“, “Preliminary Financial Information”, “Pro Forma Financial Information” and "Financial Information; Non - GAAP financial Measures" for the disclaimer regarding the forecasts, projections and preliminary financial information included in this presentation. 2021 financial information is from preliminary estimated unaudited financial statements for 2021, which are based on currently available information and subject to completion of financial closing procedures and the audit. Actual 2021 financial information may differ materially from these preliminary estimates pending completion of financial closing procedures and the audit. Projected data based upon Management good faith targets and are subject to significant risks. 1. Includes active credit cards and total deposit accounts 2. Q1 2022 historic loss ratio net of recoveries, excluding Banco Finterra Total Revenue ($ mm) Key Business Highlights 400 Current Employees 540 mm+ Unique e - Invoices Historical Loss Ratio 2 ~1.0% $412 mm Projected 2023E Originations 49% YoY Growth $100 mm Projected 2023E Total Revenue 55% YoY Growth 7,000+ 2022E Clients 1

13 1. As of May 2022 Source: U.S. Census Bureau, World Bank, IMF Data Mexico Represents a Significant Opportunity for Credit Growth in the Context of a Stable Economy 13 Currency Performance vs. USD - 36.4% - 22.9% 6.9% - 10.8% - 25.8% -50.0% -40.0% -30.0% -20.0% -10.0% 0.0% 10.0% 20.0% 30.0% Jan-17 Jun-17 Nov-17 Apr-18 Sep-18 Feb-19 Jul-19 Dec-19 May-20 Oct-20 Mar-21 Aug-21 Jan-22 Jun-22 Brazilian Real Chilean Peso Mexican Peso Peruvian Sol Colombian Peso Credit Penetration as a % of GDP % of GDP 39% 70% 54% 55% 124% 216% Mexico Brazil Colombia Peru Chile United States Top 5 U.S. Trade Partners: 2019 - 2022 1 $ billions $2,129 $2,126 $2,052 $706 $647 Canada Mexico China Japan Germany

14 1. The World Bank data 2. INEGI 3. International Monetary Fund (IMF) LatAm Region $5T LatAm GDP 1 25mm LatAm SMEs 3 Substantial Revenue Opportunity Targeting 5mm Underserved Mexican SMEs Addressable SME opportunity is massive… • SMEs in Mexico represent 52% of gross production and supply 78% of jobs 2 … and neglected by traditional banks • But receive only 11% of business credit 1 • Leading to a $500Bn credit gap, representing Covalto’s target market Mexico Market $1.1T Mexican GDP 1 5mm Mexican SMEs 2 14

15 Source: Euromonitor Covalto’s Advantage: Proprietary technology coupled with +540mm e - invoice data pool Countries with e - Invoice Systems Countries with e - Invoice Systems in Process Current Global e - Invoice Coverage Mexico is Ahead of the Curve 15 In 2014 Mexico became the second country in LatAm to implement and require an e - invoice system

Leveraging e-Invoice and Digital Tax Data to Serve Mexican SMEs

1. Complete reconstruction of customer financial statements, risks and tax compliance

2. Full end-to-end electronic loan application with typical approval within 24 hours

3. Real time credit monitoring



COVALTO
- Id op 12346547
Sistema de administración tributaria
Periodo de análisis

Data
+540mm
# of e-invoices + tax remittances

Loss Rate
~1.0%
1Q22
Net of Recoveries [1]

Robust Tech
+90
Tech team in Latin America

Customer-Centric
UX/UI
Digital experience, utilizing proprietary data intelligence

16

1. Excludes Banco Finterra

Covalto Provides a Differentiated Offering to Meet SME Needs

	COVALTO	Incumbent Banks	Other Fintechs
Product Suite	✓ Multi-product offering addressing full spectrum of SME financing needs	✗ Larger enterprise focus	✗ Limited SME product offering
Customer Experience	✓ Rapid, fully digital experience ✓ High-quality user experience	✗ Lengthy, manual process ✗ Paper-centric and offline	✓ Rapid, fully digital experience ✓ High-quality user experience
Data & Tech	✓ Real-time decisioning and analytics driving underwriting outperformance	✗ Traditional data sources ✗ No real-time customer view ✗ Siloed, outdated systems	✓ Real-time decisioning and analytics ✗ Higher credit losses versus Covalto
Economics	✓ Low cost of funds through regulated bank ✓ Direct access to payment rails ✓ Strong credit performance	✓ Low cost of funds through regulated bank ✓ Direct access to payment rails	✗ Higher cost of funds ✗ Require intermediary to access payment rails ✗ Poor credit performance

17

18 Customer Inbounds SME customer applies for financing through platform High - Speed Lending Decisions Data - driven models yield strong credit performance Source: Mexican Credit Bureau – Fintech Credit Market Behavior and Covalto estimates Data Drives Underwriting Outperformance e - Invoice & Digital Tax Data Partner Data Bank & Financial Statements Self Reported Data Performance Data Payment History D&B Data Government Census Data SME Data Lake 18

19 Full - Stack Operating System For Mexican SMEs Complete Suite of Lending, Banking and SaaS Solutions to Serve SMEs 19 Leases Business Loans Platform Driven by Proprietary SME Data Lake Checking & Debit Accounts Savings Accounts Tax Compliance Monitoring Credit Cards Financial Health Scorecard Trade Finance Software Trade Finance ACH Network

20 Comprehensive Lending Product Suite to Meet SME Needs 20 ▪ Working capital and investments ▪ Secured and unsecured Business Loans ▪ Finance equipment purchases ▪ Liquidity for existing assets Business Leases ▪ Factoring, inventory, export and LOCs ▪ Domestic and international trade Trade Finance Up to $1,500,000 Up to 60 - month term Up to $1,500,000 Up to 24 - month term Up to $1,000,000 Up to 180 - day term

21 • Fully digital application and onboarding • Zero opening fees and 1% cashback Waitlist of over 4,500 SME applications Strategic AMEX Partner in Mexico Launching in September 2022 • Expense management tools and analytics for cost reduction • Enhanced security and anti - fraud systems 21 Growing Suite of Financing Products to Better Serve SMEs Corporate Credit Cards for Seamless Digital Payments

22 Product Strategy Partner Strategy Embedded Finance Strategy Low cost, informed customer acquisition with efficient product delivery. FinServ - via - SaaS FinServ products offered to SME customers through our partners’ digital platforms Merchant Partners Integration delivers complete financial product suite to partners’ SME customer base 22 Exclusive

23 Origination by Channel 1 Total 2019 Originations $59mm Total 2021 Originations 4 $189mm Direct sales channel builds reliable source of leads with high customer loya lty and provides higher margins Embedded channel generated 23% of YTD originations, with significant potential for growth Expansion of direct and embedded channels diversifies origination mix and lowers customer acquisition costs (“CAC”) 2 Embedded CAC: 1.0 – 2.5% Di rect CAC: 1.5 – 4.5% Partner CAC: 3.0 – 5.5% 72% 54% 28% 24% 28% 22% 40% 54% 24% 32% 22% 2019 2020 2021 2022YTD Partner Direct Embedded 1. Channel mix for Covalto standalone origination (excluding Banco Finterra), calculated by number of disbursements. 2. Ranges based on management estimates. Percentages are of the originated loan amount. 3. Data as of June 2022. 4. Financial information for the 2021 year is unaudited pro forma financial information, giving effect to the Company’s acquisit ion of Banco Finterra as if it occurred on January 1, 2021. May not be indicative of actual or future results. Diversified Origination Channels 23 3

24 • Covalto’s proprietary underwriting capabilities have consistently outperformed the industry • Stable and compelling credit performance, including through the pandemic 90+ Days NPL Ratio Technology & Data Drive Strong Credit Performance Covalto vs. Mexican Fintech Industry 24 1. As of Q1 2022, latest data set available at CONDUSEF 2. Weighted average based on total portfolio 3. Excludes Banco Finterra Source: CONDUSEF and Covalto financials Fintech Industry Average 2 Covalto 3 12.5% 8.8% 7.5% 9.6% 5.2% 6.9% 3.8% 3.8% Q4 2019 Q4 2020 Q4 2021 Q2 2022 1

25 Banking Platform Supports Diversified Low - Cost Funding 25 1. Annualized monthly funding cost. Pre - acquisition figure as of June 2021, combined figure as of June 2022. 2. Fixed exchange rate of $20 MXN/USD 3. “ Fideicomisos Instituidos en Relación con la Agricultura” – Mexican Government trusts focused on providing funding to agro - related SMEs. Existing facility has TIIE+1.5% cost 4. Considers $190mm from upsized FIRA facility and $30mm from NAFINSA and Bancomext, which we are currently negotiating. Expected cost at TIIE+2.5% 17.8 % Pre-Bank Acquisition Post - Bank Acquisition Reduction 460bps Deposit Funding Government / Development Bank Funding $7 $13 $32 January 2022 June 2022 2022E $78 $22 $100 $230 Current 2022E Available Utilized 4 $ mm 2 $ mm 2 13.2% 10.7% June 2022 2025E 1 3

26 Pursuing M&A in Data & Financial Services Prudently Expanding Across LatAm Scaling High - Attachment Credit & Payment Products Building Latin America’s Next Generation Financial Services Platform Well - Defined Strategy to Drive Accelerated Growth 26 Growing Market Share in SME Banking and Credit Services in Mexico

27 Covalto Co - Founders Co - Founders divide key responsibilities across the organization David Poritz Co - CEO Previous: Co - Founder of Equitable Origin B.A. from Brown University M.Sc. from University of Oxford as a Rhodes Scholar Main Responsibilities Sales & Growth Credit & Risk Technology & Product Operations Main Responsibilities Finance & Accounting Capital Markets Investor Relations Legal & Compliance Allan Apoj Co - CEO Previous: Ve rtex Private Equity and Mexican Ministry of Finance B.A. from Brown University 27

World-Class Management Team

Deep experience at high growth firms & regulated financial institutions



Jean-Bernard Rolland
Chief Technology Officer

Previous: Co-Founder & CTO of Visor ADL, VP of Product at Recommind, VP at SAP
B.Sc. from Télécom Paris, M.A. from Sorbonne University, MBA from Stanford Graduate School of Business



Sanjeev Patny
Chief Credit, Data & Risk Officer

Previous: VP & CCO of Global Commercial Charge Card at AMEX, CRO at AMEX Mexico
B.Sc. from College of Engineering (Pune, India), M.Sc. from State University of New York



Sergio Arias
Chief Operating Officer

Previous: COO of Banistmo, VP of Products and Channels, Head of Corporate Projects Grupo BanColombia
B.Sc. In Administrative Engineering from Universidad Nacional de Colombia, M.Sc. in Economics from IE, Spain



Eduardo Mendoza
Chief Financial Officer

Previous: Co-Founder of SØN Latina, MD at BMO Capital Markets and BBVA Bancomer
B.A. from ITAM, M.Sc. from University of Salford



Mark McCoy
Mexico Country Head

Previous: Co-Founder & CEO of Banco Finterra, CP at Citigroup
B.A. from Babson College, MBA from Columbia Business School



Eric Schwartz
Head of Strategy

Previous: Head of Capital Markets and Strategic Planning at Payoneer, Corporate Strategy and Finance at Tishman Speyer, Global Strategy and M&A at AIG
B.A. from University of Pennsylvania



Ariel Lupa
Chief Legal Officer

Previous: Associate at Martínez, Algaba, de Haro y Curiel and Nassar, Nassar & Asociados
B.A. from ITAM, M.A. from Universidad Panamericana



Ricardo Combariza
Chief People Officer

Previous: Head of People at Conekta, Director of Organizational Development at Softtek
B.Sc. from Universidad Iberoamericana

28

29 Our Global Investors Debt Equity Debt We have raised equity and debt from blue chip partners 29

Financial Performance & Outlook

Total Revenue

$ mm[1]



'21P – '23E CAGR
58%
0.1
0.6
1.4
8.8
19.9
24.1
39.9
64.5
100.0
2015A
2016A
2017A
2018A
2019A
2020A
2021P
2022E
2023E

Note: Please refer to "Disclaimer" on Slides 2-3 including under the Headers "Forward-Looking Statements", "Use of Projections", "Preliminary Financial Information", "Pro Forma Financial Information" and "Financial Information; Non-GAAP financial Measures" for the disclaimer regarding the forecasts, projections and preliminary financial information included in this presentation. 2021 financial information is from preliminary estimated unaudited financial statements for 2021, which are based on currently available information and subject to completion of financial closing procedures and the audit. Actual 2021 financial information may differ materially from these preliminary estimates pending completion of financial closing procedures and the audit. Projected data based upon Management good faith targets and are subject to significant risks.

Gross Profit and Margin[2]

$ mm[1]



'21P – '23E CAGR
100%
3.8
11.6
31.6
46.5
16%
29%
49%[3]
47%
2020A
2021P
2022E
2023E

1. Average historical exchange rate used for 2019-2021 figures. Fixed exchange rate of $20 MXN/USD for projected figures; 2019-2020 financials exclude Banco Finterra. Financial information for the 2021 year is unaudited pro forma financial information, giving effect to the Company's acquisition of Banco Finterra as if it occurred on January 1, 2021. May not be indicative of actual or future results.
2. Net of Covalto's funding costs and provisions; margin based on total revenue
3. Includes one-time ~$10mm reserve release from sale of Banco Finterra's legacy NPL portfolio in June 2022

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Powerful Model Generating Profitable Growth

Financial Overview

$ mm [1] unless otherwise indicated	2019A	2020A	2021P [2]	2022E	2023E
Interest Income	$16.3	$21.0	$35.0	$58.1	$89.0
Fee Income & Other	$3.6	$3.1	$4.8	$6.4	$11.0
Total Revenue	**$19.9**	**$24.1**	**$39.9**	**$64.5**	**$100.0**
Funding Costs	($9.8)	($15.5)	($22.0)	($26.8)	($43.0)
Net Revenue	**$10.1**	**$8.6**	**$17.8**	**$37.7**	**$57.0**
Net Provisions for Credit Losses	($0.8)	($4.8)	($6.2)	($6.0)	($10.3)
Gross Profit	**$9.4**	**$3.8**	**$11.6**	**$31.6**	**$46.5**
Depreciation on Lease Portfolio	($1.1)	($1.6)	($1.9)	($7.0)	($12.7)
Operating Expenses [3]	($22.3)	($27.3)	($50.1)	($72.6)	($54.3)
Pre-Tax Income [4]	**($14.0)**	**($25.1)**	**($40.4)**	**($48.1)**	**($20.6)**
Taxes	($3.6)	($7.3)	$1.4	($9.6)	($6.2)
Net Income	**($10.4)**	**($17.7)**	**($41.8)**	**($38.4)**	**($14.4)**

Key Metrics

	2019A	2020A	2021P	2022E	2023E
Total Revenue Growth	-	21.2%	65.4%	61.8%	55.1%
Gross Margin	47.1%	15.8%	29.2%	48.9%	46.5%
Originations	$59.3	$26.9	$188.9	$274.6	$405.8
Total Portfolio [5]	69.0	63.5	212.7	281.4	478.7
Originations Growth	-	(54.6%)	601.8%	45.3%	47.8%
Total Portfolio Growth [5]	-	(7.9%)	234.7%	32.3%	70.1%

Note: Please refer to "Disclaimer" on Slides 2-3 including under the headers "Forward-Looking Statements", "Use of Projections", "Preliminary Financial Information", "Pro Forma Financial Information" and "Financial Information; Non-GAAP financial Measures" for the disclaimer regarding the forecasts, projections and preliminary financial information included in this presentation. 2021 financial information is from preliminary estimated unaudited financial statements for 2021, which are based on currently available information and subject to completion of financial closing procedures and the audit. Actual 2021 financial information may differ materially from these preliminary estimates pending completion of financial closing procedures and the audit. Projected data based upon Management good faith targets and are subject to significant risks.

1. Average historical exchange rate used for 2019-2021 figures. Fixed exchange rate of $20 MXN/USD for projected figures; 2019-2020 financials exclude Banco Finterra.
2. Financial information for the 2021 year is unaudited pro forma financial information, giving effect to the Company's acquisition of Banco Finterra as if it occurred on January 1, 2021. May not be indicative of actual or future results.
3. Operating Expense in 2022E includes one-time restructuring cost and non-recurring expenses
4. Net of Covalto's funding costs, total operating expenses and stock options vesting plan; margin based on Net Revenue. Pre-Tax Income is a non-GAAP measure.
5. Total portfolio represents gross receivable balance across business loans, business leases, trade finance, embedded finance, and credit cards.

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